UBS Series Funds

Prospectus and Statement of Additional Information Supplement

Supplement to the prospectuses relating to Class A and Class P shares (the “Class AP Prospectus”) and Class I shares (the “Class I Prospectus”) (collectively, the “Prospectuses”) and Statement of Additional Information (“SAI”), each dated August 28, 2018, as supplemented

Includes:

•	UBS Ultra Short Income Fund

December 27, 2018

Dear Investor:

The purpose of this supplement is to update certain information contained in the Prospectuses for UBS Ultra Short Income Fund (the “fund”) regarding voluntary fee waivers.

Effective January 1, 2019, UBS Asset Management (Americas) Inc. (“UBS AM”) will voluntarily waive 0.04% of its advisory fee until January 31, 2019 in order to voluntarily reduce the fund’s expenses by 0.04% until January 31, 2019.

This voluntary fee waiver is in addition to the pre-existing contractual fee waiver arrangements that cap the fund’s ordinary operating expense ratio at 0.35% for Class A, 0.25% for Class P and 0.23% for Class I through August 31, 2019; the contractual cap is not being increased. The aggregate impact of both the voluntary fee waiver and the contractual fee waiver is to reduce the fund’s ordinary operating expense ratio to 0.31% for Class A, 0.21% for Class P and 0.19% for Class I until January 31, 2019. A description of the current contractual expense limitation arrangements may be found in the fee table included in the “Fund summary” at the front of the Prospectuses.

The “Management fees” in the fee table included in the “Fund summary” at the front of the Prospectuses include the advisory fee.

UBS AM may further voluntarily waive fees and/or reimburse expenses from time to time. For example, UBS AM may voluntarily undertake to waive fees and/or reimburse expenses in the event that fund yields drop below a certain level. Once started, there is no guarantee that UBS AM would continue to voluntarily waive a portion of its fees and/or reimburse expenses. Waivers/reimbursements may impact the fund’s performance.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

ZS-999